UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2022

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

One Liberty Plaza, 7th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On September 9, 2022, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to the quarter ended July 31, 2022. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2022, the Board of Directors (the “Board”) of the Company, acting upon the recommendation of its Governance Committee, elected James D. DeVries as a director, effective immediately. Concurrently with this addition to the Board, the Board approved a resolution increasing the size of the Board from ten to eleven directors.

Mr. DeVries’ cash and equity compensation arrangements as a director are the same as those previously reported for other non-employee directors, which are described on pages 15-16 of the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on February 11, 2022. As a non-employee director, Mr. DeVries will also be entitled to a pro-rated annual restricted stock unit award and will be paid applicable Board and committee fees. In addition, the Company will enter into its standard form of director’s indemnification agreement with Mr. DeVries.

A copy of the press release announcing the election of Mr. DeVries as a director is attached hereto as Exhibit 99.2.

Item 8.01. Other Events.

On September 9, 2022, the Company announced that the Board of Directors of the Company declared a quarterly dividend of $0.195 per share, payable on November 7, 2022, to stockholders of record on October 6, 2022.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by ABM Industries Incorporated, dated September 9, 2022, announcing financial results related to the quarter ended July 31, 2022, the declaration of a dividend payable November 7, 2022, to stockholders of record on October 6, 2022

99.2	Press Release issued by ABM Industries Incorporated, dated September 7, 2022, announcing the election of James D. DeVries to the Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated:	September 9, 2022	By:	/s/ Andrea R. Newborn
Andrea R. Newborn
Executive Vice President, General Counsel and Secretary